Exhibit 10 (a)

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 2 to Registration Statement No. 333-102295 of Allstate Financial Advisors Separate Account I ("the Account") of Allstate Life Insurance Company (the "Company") on Form N-4 of our report dated February 4, 2004 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to changes in the methods of accounting for embedded derivatives in modified coinsurance agreements and variable interest entities in 2003), relating to the consolidated financial statements and the related financial statement schedules of the Company, and our report dated April 12, 2004 relating to the financial statements of the Account, appearing in the Statements of Additional Information (which are incorporated by reference in the Prospectuses of the Account), which are part of such Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Statements of Additional Information.



/s/ Deloitte & Touche LLP

Chicago, Illinois

April 19, 2004